UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): JULY 27, 2005

                         COMMISSION FILE NO.: 000-49756

                          THE WORLD GOLF LEAGUE, INC.
                          ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





               DELAWARE                                  98-0201235
      ----------------------------            --------------------------------
      (STATE OR OTHER JURISDICTION           (IRS EMPLOYER IDENTIFICATION NO.)
          OF INCORPORATION)



         2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA     32779
         --------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                                  (407) 331-6272
                             ------------------------
                            (ISSUER TELEPHONE NUMBER)



                                      N/A
                             -----------------------
                            (FORMER NAME AND ADDRESS)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 3, 2005, the Registrant entered into an agreement with Paxson Productions, Inc. ("Paxson"), a subsidiary of Paxson Communications Corporation, to broadcast The WGL Million Dollar Shootout, a reality-based television program that the Registrant will produce. Paxson will provide airing for seven episodes of The WGL Million Dollar Shootout during a term beginning on Monday, January 23, 2006, from 7:00 pm to 8:00 pm Eastern and Pacific Time (6:00 pm to 7:00 pm Central and Mountain Time) and each Monday thereafter through to March 6, 2006. Paxson Communications Corporation owns and operates a network of television stations and provides programming to its over-the-air broadcast television stations and cable and satellite televisions systems within the United States which together reach approximately 85 million households.

     The Registrant entered into a one-year personal service contract with John O'Hurley beginning on July 27, 2005. Mr. O'Hurley will host The WGL Million Dollar Shootout. The Registrant will use Mr. O'Hurley for five days of shooting during October 2005. The Registrant may use the name, image and likeness of Mr. O'Hurley for the Registrant's overall marketing and promotion of The WGL Million Dollar Shootout and the Registrant's website during the one-year term of the contract. The Registrant will pay an aggregate of $105,000 as consideration for Mr. O'Hurley's services, of which 5% is payable within five days of the contract being fully executed, 15% is payable within thirty days of the contract being fully executed, and the remaining 80% is payable within five days of the completion of shooting. In addition, the Registrant will pay all reasonable travel expenses including first class or private air travel, accommodations and meals for Mr. O'Hurley. Mr. O'Hurley and the Registrant may mutually agree to renew the contract. The contract does not cover additional services such as appearances, which will be negotiated on a case-by-case basis.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

10.1            Agreement with Paxson Productions, Inc.

10.2            Personal Service Contract with John O'Hurley


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

August 10, 2005


/s/ Michael S. Pagnano
----------------------
Michael S. Pagnano
Chief Executive Officer

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